Exhibit 24.1
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen T. Falk or Jeffrey W. Henderson and each of them, severally, as his/her attorney-in-fact and agent, with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the previously filed Registration Statements on Form S-8 listed in Exhibit A hereto, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto any such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that any such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney has been signed by the following persons in the indicated capacities and on the respective dates indicated below.

Signature	Title	Date

/s/ George S. Barrett	Chairman and Chief Executive Officer and Director (Principal Executive Officer)	February 7, 2013
George S. Barrett

/s/ Jeffrey W. Henderson	Chief Financial Officer (Principal Financial Officer)	February 7, 2013
Jeffrey W. Henderson

/s/ Stuart G. Laws	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 7, 2013
Stuart G. Laws

/s/ Colleen F. Arnold	Director	February 7, 2013
Colleen F. Arnold

/s/ Glenn A. Britt	Director	February 7, 2013
Glenn A. Britt

/s/ Carrie S. Cox	Director	February 7, 2013
Carrie S. Cox

/s/ Calvin Darden	Director	February 7, 2013
Calvin Darden

/s/ Bruce L. Downey	Director	February 7, 2013
Bruce L. Downey

/s/ John F. Finn	Director	February 7, 2013
John F. Finn

/s/ Gregory B. Kenny	Director	February 7, 2013
Gregory B. Kenny

/s/ David P. King	Director	February 7, 2013
David P. King

/s/ Richard C. Notebaert	Director	February 7, 2013
Richard C. Notebaert

/s/ Jean G. Spaulding	Director	February 7, 2013
Jean G. Spaulding, M.D.

Exhibit A

Registration Statement on Form S-8 No. 33-20895
Registration Statement on Form S-8 No. 33-38021
Registration Statement on Form S-8 No. 33-38022
Registration Statement on Form S-8 No. 33-52535
Registration Statement on Form S-8 No. 33-52537
Registration Statement on Form S-8 No. 33-52539
Registration Statement on Form S-8 No. 33-64337
Registration Statement on Form S-8 No. 33-63283
Registration Statement on Form S-8 No. 333-01927
Registration Statement on Form S-8 No. 333-11803
Registration Statement on Form S-8 No. 333-21631
Registration Statement on Form S-8 No. 333-30889
Registration Statement on Form S-8 No. 333-56655
Registration Statement on Form S-8 No. 333-71727
Registration Statement on Form S-8 No. 333-68819
Registration Statement on Form S-8 No. 333-72727
Registration Statement on Form S-8 No. 333-90415
Registration Statement on Form S-8 No. 333-90417
Registration Statement on Form S-8 No. 333-91849
Registration Statement on Form S-8 No. 333-92841
Registration Statement on Form S-8 No. 333-38190
Registration Statement on Form S-8 No. 333-38192
Registration Statement on Form S-8 No. 333-56008
Registration Statement on Form S-8 No. 333-53394
Registration Statement on Form S-8 No. 333-56006
Registration Statement on Form S-8 No. 333-91598
Registration Statement on Form S-8 No. 333-91600
Registration Statement on Form S-8 No. 333-100564
Registration Statement on Form S-8 No. 333-102369
Registration Statement on Form S-8 No. 333-120006
Registration Statement on Form S-8 No. 333-129725
Registration Statement on Form S-8 No. 333-144368
Registration Statement on Form S-8 No. 333-149107
Registration Statement on Form S-8 No. 333-155156
Registration Statement on Form S-8 No. 333-155158
Registration Statement on Form S-8 No. 333-163128
Registration Statement on Form S-8 No. 333-164736